Exhibit 99.8
LETTER OF TRANSMITTAL
CRUM & FORSTER HOLDINGS CORP.
OFFER TO EXCHANGE ALL OUTSTANDING
7 3/4% SENIOR NOTES DUE 2017
ISSUED ON MAY 7, 2007 FOR
7 3/4% SENIOR NOTES DUE 2017
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
     Pursuant to the Prospectus, dated           , 2007
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. WHERE THE EXPIRATION DATE HAS BEEN EXTENDED, TENDERS PURSUANT TO THE EXCHANGE OFFER AS OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE MAY NOT BE WITHDRAWN AFTER THE DATE OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE.
DELIVERY TO:
The Bank of New York, Exchange Agent
BY HAND, MAIL OR OVERNIGHT COURIER:
The Bank of New York
101 Barclay Street, 8 West
New York, New York, 10286
Attention:

For Information Call:	BY FACSIMILE:	Confirm Receipt of Facsimile by
	(for eligible institutions only)	Telephone:

Attention:
     Delivery of this letter of transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above, will not constitute a valid delivery. Please read this entire Letter of Transmittal carefully before completing any box below.
     The undersigned acknowledges that he, she or it has received this Letter of Transmittal (the “Letter”) and the Prospectus, dated           , 2007 (the “Prospectus”), of Crum & Forster Holdings Corp. (the “Company”) relating to its offer to exchange up to $330,000,000 aggregate principal amount of its 7 3/4% Senior Notes due 2017 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 7 3/4% Senior Notes due 2017 (the “Old Notes”) from the registered holders thereof (the “Holders”). The Prospectus and this Letter together constitute the Company’s offer to exchange (the “Exchange Offer”) its Old Notes for a like principal amount of its New Notes from the Holders.
     As described herein, all Old Notes properly tendered for exchange will either be exchanged for New Notes or will be returned promptly after the termination or withdrawal of the Exchange Offer. For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of, and representing the same indebtedness of that represented by, the surrendered Old Note. The New Notes will accrue interest from the last interest payment date on which interest was paid on the Old Notes or, if no interest has been paid on the Old Notes, from the issue date of the Old Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or, if no interest has been paid, from the issue date of the Old Notes. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “Terms of the Exchange Offer—Book-entry transfer” section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “Terms of the Exchange Offer—Guaranteed delivery procedures” section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.
     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.
DESCRIPTION OF OLD NOTES

Principal
Amount of
Name(s) and Address(es) of Registered	Certificate		Old Note(s)
Holder(s) (please fill in, if blank)	Number(s)	Aggregate Principal Amount*	Tendered**

TOTAL

*	Need not be completed if Old Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _____________________________________________________
Account Number _______________________________________________________________
Transaction Code Number ________________________________________________________

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ____________________________________________________
Window Ticket Number (if any) ____________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________________
Name of Institution That Guaranteed Delivery _________________________________________
IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
Account Number _______________________________________________________________
Transaction Code Number ________________________________________________________

☐	CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

Name: _______________________________________________________________________
Address: _____________________________________________________________________
     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.
     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Old Notes or New Notes, that neither the Holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company, and that neither the Holder of such Old Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.
     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder’s business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) (“Participating Broker-Dealers”) for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Old Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Old Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “Terms of the Exchange Offer—Withdrawal of tenders” section of the Prospectus.
     Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”
THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

SIGNATURE(S) OF OWNER	DATE

Area Code and Telephone Number

     If a Holder is tendering an Old Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(PLEASE TYPE OR PRINT)

Capacity:

Address:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3) SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME AND FIRM)
DATED:                                                                                                                                                                                             , 2007
(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION 5.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4 and 6)
To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Old Notes to:
(Please Type or Print)
Names(s) and Taxpayer Identification or Social Security Number(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

(Complete Substitute Form W-9)
☐   Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if Applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 6)
To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.

Mail: New Notes and/or Old Notes to:
(Please Type or Print)

Names(s):
(Please Type or Print)

                                                               (Please Type or Print)

Address:

(Zip Code)
IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 7 3/4% SENIOR NOTES DUE 2017 ISSUED ON MAY 7, 2007 OF CRUM & FORSTER HOLDINGS CORP. FOR 7 3/4% SENIOR NOTES DUE 2017 OF CRUM & FORSTER HOLDINGS CORP. THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
1.	Delivery of this letter and notes; guaranteed delivery procedures. This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “Terms of the Exchange Offer—Book-entry transfer” section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple of $1,000 in excess thereof.
Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the “Terms of the Exchange Offer—Guaranteed delivery procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.
The method of delivery of this Letter, the Old Notes and all or any other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes, this Letter and all other required documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. See the “Terms of the Exchange Offer” section of the Prospectus.

2.	Partial tenders (not applicable to noteholders who tender by book-entry transfer). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date.
ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.
3.	Signatures on this letter; bond powers and endorsements; guarantee of signatures. If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.
If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.
If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.
When this Letter is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.
If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.
ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN “ELIGIBLE GUARANTOR INSTITUTION” WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH AN “ELIGIBLE INSTITUTION”).
SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.
4.	Special issuance and delivery instructions. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.
5.	Taxpayer identification number. U.S. federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder’s correct Taxpayer Identification Number (“TIN”) on Form W-9, below (the “Form W-9”), which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering Holder of New Notes may result in backup withholding, currently at the rate of 28% (the “Applicable Tax Rate”), on all reportable payments made after the exchange.
Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the instructions in Form W-9, below for additional instructions.
To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Form W-9 set forth below, certifying, under penalties of perjury, that (1) the TIN provided is correct (or that such Holder is awaiting a TIN), (2) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, or (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) such Holder is a U.S. person (including a U.S. Resident alien). If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8 BEN or W-8 ECI. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the instructions in Form W-9, below for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the instructions in Form W-9, below, for instructions on applying for a TIN, and write “applied for” in the space for the TIN. Note: Writing “applied for” on the Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If a Holder wrote “applied for” in the space for the TIN, the Exchange Agent will retain a percentage, equal to the Applicable Tax Rate, of reportable payments made to a Holder during the sixty (60) day period following the date of the Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold a percentage, which shall be equal to the Applicable Tax Rate, of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.
If a Holder does not have a taxpayer identification number or such Holder does not know its number, such Holder should obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

FAILURE TO COMPLETE THE FORM W-9 PROVIDED BELOW MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE TAX RATE ON FUTURE PAYMENTS MADE TO HOLDERS UNDER THE NEW NOTES.
6.	Transfer taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.
Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.
7.	Waiver of conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.
8.	No conditional tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.
Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.
9.	Mutilated, lost, stolen or destroyed old notes. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10.	Withdrawal rights. Tenders of Old Notes of a series may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.
For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (iii) in the case of Old Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Old Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (vi) specify the name in which such Old Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason (including the termination or withdrawal of the Exchange Offer) will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the

Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “Terms of the Exchange Offer—Book-entry transfer” section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such series of Old Notes.
11.	Requests for assistance or additional copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form **W-9**
(Rev. November 2005)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ▶ ------------------ ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

or

Employer identification number

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here **Signature of U.S. person ▶** **Date ▶**

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

- An individual who is a citizen or resident of the United States,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or
- Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 11-2005)

Form W-9 (Rev. 11-2005) Page 2
2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
1. You do not furnish your TIN to the requester, What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. Payments you receive will be subject to backup withholding if: If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. Foreign person. If you are a foreign person, do not use
Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
The U.S. grantor or other owner of a grantor trust and not the trust, and
The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line. Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided. Specific Instructions Name Exempt From Backup Withholding 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the
“Exempt from backup withholding” box in the line following the business name, sign and date the form.
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
3. The IRS tells the requester that you furnished an incorrect TIN,
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.). Also see Special rules regarding partnerships on page 1.

Form W-9 (Rev. 11-2005) Page 3
9. A futures commission merchant registered with the Commodity Futures Trading Commission, 10. A real estate investment trust, 11. An entity registered at all times during the tax year under the Investment Company Act of 1940, 12. A common trust fund operated by a bank under section 584(a), 13. A financial institution, 14. A middleman known in the investment community as a nominee or custodian, or 15. A trust exempt from tax under section 664 or described in section 4947. THEN the payment is exempt for . . . IF the payment is for . . . All exempt recipients except for 9 Interest and dividend payments Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker Broker transactions Exempt recipients 1 through 5 Barter exchange transactions and patronage dividends Generally, exempt recipients 1 through 7 Payments over $600 required to be reported and direct sales over $5,000 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency. The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15. 1 2 7. A foreign central bank of issue, 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States, 2 Exempt payees. Backup withholding is not required on any payments made to the following payees: 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2), 2. The United States or any of its agencies or instrumentalities, 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities, 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or 5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: 6. A corporation, Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see *Exempt From Backup Withholding* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or single-owner LLC	The owner [3]

For this type of account:	Give name and EIN of:
6. Sole proprietorship or single-owner LLC	The owner [3]
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules regarding partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.